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EXHIBIT 10.13(b)         The Ryder System, Inc. 1994 Incentive Compensation Plan
                         for Chairman, President & Chief Executive Officer,
                         Ryder System, Inc.

RYDER
                                        CHAIRMAN, PRESIDENT &
                                        CHIEF EXECUTIVE OFFICER
                                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE 1


                                   Supersedes
1993 Chairman, President & Chief Executive Officer Incentive Compensation Plan

INTRODUCTION

The following material explains the operation and administration of the 1994 Incentive Plan for the Chairman, President & Chief Executive Officer (CEO) of Ryder System, Inc. (RSI or the Company). The plan is intended to serve as a single, comprehensive source of information that will explain your bonus for achieving various levels of performance.

BONUS OPPORTUNITY

The following table summarizes the maximum bonus opportunity:

            MAXIMUM BONUS OPPORTUNITY AS A PERCENTAGE OF BASE SALARY

                RSI               RSI PERFORMANCE           INDIVIDUAL            TOTAL BONUS
            PERFORMANCE             ABOVE PLAN             PERFORMANCE           OPPORTUNITY*
                80%                     30%                    20%                   130%

         *  See Special ROE Award section

BONUS PERFORMANCE MEASURES

For 1994, your bonus payout will be based on RSI performance, RSI performance above plan, and your performance as an individual.

RSI performance is measured based on a combination of RSI Net Earnings After Tax (NAT) Return on Assets (ROA) performance and RSI Net Earnings Before Tax
(NBT) performance for 1994.

RSI performance above plan is based on RSI NBT performance for 1994, as defined on page 3.

Individual performance is determined based on a year-end assessment of your performance against objectives. The objectives should be updated during the year to adjust for priorities that may have changed.

RYDER
                                        CHAIRMAN, PRESIDENT &
                                        CHIEF EXECUTIVE OFFICER
                                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE  2

DEFINITION OF MEASURES

Performance levels attained in the following areas determine the extent to which participants of this bonus plan are eligible for bonus awards.

         - RSI PERFORMANCE -- RSI performance payout is based on a grid which combines RSI ROA performance and RSI NBT performance.

                 RSI ROA performance for the bonus year is calculated by dividing RSI NAT by RSI average assets.

                 -- RSI NAT is defined as RSI's consolidated Net Earnings After Tax for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

                 -- RSI average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on RSI's balance sheet at the beginning of each quarter plus the total assets as shown on RSI's balance sheet at the end of each quarter, divided by two.

                 RSI NBT performance is defined as RSI's consolidated Net Earnings Before Tax as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

         - RSI PERFORMANCE ABOVE PLAN -- RSI performance above plan payout is based on RSI NBT Performance.

         - INDIVIDUAL PERFORMANCE -- Individual performance is defined as performance against job requirements and objectives (MBOs).
                 If necessary, goals and objectives may be revised during the bonus year to reflect changing business priorities.

                 Individual performance awards are separate from payments based upon ROA and NBT performance, and may be paid, in part or in whole, based on RSI's performance and/or ability to pay. Such payments are subject to the recommendation of the Compensation Committee of the Board of Directors and approval by the Board of Directors of RSI.

NOTE: The effects of any unusual and material accounting transactions may be excluded from bonus calculations with the approval of the Board of Directors of RSI.

RYDER
                                                       CHAIRMAN, PRESIDENT &
                                                       CHIEF EXECUTIVE OFFICER
                                                       BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                       PAGE 3


BONUS CALCULATION

Bonus awards are based on the following grids.

         1)      RSI PERFORMANCE

         RSI performance payout is based on a grid consisting of two performance variables: 1994 Actual RSI NBT and 1994 RSI NAT ROA. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Bonus Opportunity, as shown on page 1.

                                     POTENTIAL RSI PERFORMANCE BONUS PAYOUT
                         AS A PERCENTAGE OF MAXIMUM RSI PERFORMANCE BONUS OPPORTUNITY

                                                  1994 ACTUAL NBT ($MM)
                 THRESHOLD                                                                     MAXIMUM
                   208.9         218.3       232.0       245.8       251.0        256.0         265.0
ROA (%)                                         % OF COMPANY OPPORTUNITY
less than 2.5        15            30          40          50          60          70            80
2.5 - 3.0            25            40          50          60          75          85            95
greater than 3       35            50          60          70          80          90           100

         2)      RSI PERFORMANCE ABOVE PLAN

         RSI performance above plan payout is based on a grid of 1994 Actual RSI NBT. The potential bonus payout percent is determined by locating the point on the grid under the 1994 Actual RSI NBT. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold, which is 1994 RSI Business Plan NBT. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Above Plan Bonus Opportunity, as shown on page 1.

               POTENTIAL RSI PERFORMANCE ABOVE PLAN BONUS PAYOUT
                           AS A PERCENTAGE OF MAXIMUM
                  RSI PERFORMANCE ABOVE PLAN BONUS OPPORTUNITY

                                 1994 ACTUAL NBT ($MM)
              THRESHOLD                                          MAXIMUM
                245.8            251.0            256.0           265.0
                                 % OF RSI PERF. ABOVE PLAN
                  0               25               50               100

RYDER
                                        CHAIRMAN, PRESIDENT &
                                        CHIEF EXECUTIVE OFFICER
                                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE 4

         3)      INDIVIDUAL PERFORMANCE

         Individual performance payout is based on a grid consisting of individual performance results versus objectives. The potential bonus payout percent is determined by awarding a percentage within one of the grid ranges. The potential bonus payout is expressed as a percentage of Maximum Individual Performance Bonus Opportunity, as shown on page 1.

                           POTENTIAL INDIVIDUAL PERFORMANCE BONUS PAYOUT
                 AS A PERCENTAGE OF MAXIMUM INDIVIDUAL PERFORMANCE BONUS OPPORTUNITY

                                    FAIR - SOME                         SIGNIFICANTLY
                                      CRITICAL     CONSISTENT WITH          ABOVE
INDIVIDUAL PERFORMANCE               SHORTFALLS      EXPECTATIONS       EXPECTATIONS       EXCEPTIONAL
% OF INDIVIDUAL
PERFORMANCE OPPORTUNITY                0-29%            30-59%             60-89%            90-100%


ALL PERFORMANCE GRIDS REPRESENT GUIDELINES ONLY. ACTUAL PAYOUTS MAY BE PRORATED DOWNWARD AT THE COMPANY'S DISCRETION. ADDITIONAL CRITERIA MAY ADJUST THE PERFORMANCE PORTION DOWNWARD IF SPECIFIC GOALS ARE NOT ACHIEVED. THE GRIDS WILL BE REVISED ANNUALLY TO ENSURE CONSISTENCY WITH COMPANY GOALS AND OBJECTIVES.

RYDER
                                        CHAIRMAN, PRESIDENT &
                                        CHIEF EXECUTIVE OFFICER
                                        BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN        PAGE 5

BONUS CALCULATION EXAMPLE

  Total bonus would be calculated as follows, given the following information:

           Eligible Base Salary                                                  $       725,000

           1994 RSI NBT                                                          $       251.0MM

           1994 RSI NAT ROA                                                                 2.7%

           Individual Performance                               Significantly Above Expectations


         1)  RSI Performance

             80% Maximum RSI Performance Bonus Opportunity
             75% Potential RSI Performance Bonus Payout (from grid)

             80% x 75% = 60% of Eligible Base Salary
             60% x $725,000 =                                                        $     435,000

         2)  RSI Performance Above Plan

             30% Maximum RSI Performance Above Plan Bonus Opportunity
             25% Potential RSI Performance Above Plan Bonus Payout (from grid)

             30% x 25% = 7.5% of Eligible Base Salary
             7.5% x $725,000 =                                                              54,375

         3)  Individual Performance

             20% Maximum Individual Performance Bonus Opportunity
             75% Potential Individual Performance Bonus Payout (from grid)

             20% x 75% = 15% of Eligible Base Salary
             15% x $725,000 =                                                        $     108,750
                                                                                     -------------
         TOTAL BONUS                                                                 $     598,125

RYDER
                                                CHAIRMAN, PRESIDENT &
                                                CHIEF EXECUTIVE OFFICER
                                                BONUS PLAN SUMMARY
1994 INCENTIVE COMPENSATION PLAN                PAGE 6

BASE SALARY CALCULATION

For the purpose of bonus calculations, base salary is defined as the average annual rate of pay for the calendar year, excluding all other compensation paid to the employee during the year, e.g. bonus, commissions, employee benefits, moving expenses, and imputed income from company car, insurance, and amounts attributable to any of the Company's stock plans.

Average annual rate of pay for a participant whose base salary changes within the bonus year is calculated as shown below.

             BASE SALARY CALCULATION EXAMPLE

             Average annual rate of pay would be calculated as follows for a participant who begins a bonus year with a base salary of $725,000, then effective June 1 receives an increase to a base salary of $760,000:

             January 1 thru May 31 of Bonus Year:

             31 + 28 + 31 + 30 + 31   =    151=.414 x $725,000/yr. =  $  300,150
             ----------------------        ---
                 365 days                  365

             June 1 thru December 31 of Bonus Year:

             365 - 151                =    214=.586 x $760,000/yr. =  $  445,360
             ---------                     ---
             365 days                      365

             AVERAGE ANNUAL RATE OF PAY FOR BONUS YEAR             =  $  745,510

SPECIAL ROE AWARD

One and one-half percent of the RSI NAT amount in excess of that required to reach 17% Return on Equity (ROE) will be credited to deferred compensation for elected Officers of the Company and the Division Presidents. This amount will be prorated based on each individual participant's earned salary (while in the eligible position) in relation to the sum of the earned salaries of all participants.

RYDER

                                                    CHAIRMAN, PRESIDENT &
                                                    CHIEF EXECUTIVE OFFICER
                                                    BONUS PLAN ADMINISTRATION
1994 INCENTIVE COMPENSATION PLAN                    PAGE 1

ADMINISTRATION

The Compensation Committee of the Board of Directors of RSI will administer this Incentive Compensation Plan.

BONUS YEAR

The bonus year is defined as the calendar year in which bonus awards are earned.

ELIGIBILITY

The Chairman, President & Chief Executive Officer of RSI, if employed in good standing at the time bonus payments are made is eligible to participate in this plan. If the CEO has an agreement which specifically provides for incentive compensation other than that which is provided in this plan or is a participant in any other incentive compensation plan of RSI, its subsidiaries or affiliates, he/she is not eligible to participate in this plan.

Employees who are newly hired, promoted or transferred into or out of eligible positions and those who move from one eligibility level to another will receive pro rata bonus awards based on the average annual rate of pay in eligible positions, provided they are employed in good standing at the time bonus awards are distributed.

In addition, participants who leave the Company during the bonus year under any of the following conditions may be eligible for pro rata bonus awards:

         - retirement under the provisions of one of the Company's retirement plans or the Social Security Act, or

         -       disability

Note: The spouse or legal representative of a deceased participant may be eligible for pro rata bonus awards as well.

BONUS ELIGIBILITY ON CHANGE OF CONTROL

Notwithstanding anything in this plan to the contrary, in the event of a Change of Control of the Company (as defined and adopted by the Board of Directors on August 20, 1993), the funds necessary to pay incentive awards will be placed in a trust administered by an outside financial institution.

The amount of each participant's incentive award will be determined in accordance with the provisions of the plan by a "Big 6" accounting firm chosen by the Company. Participants will receive bonus awards for actual time employed during the bonus year based upon: a) the greater of actual company performance or 80% of maximum company performance opportunity plus b) the greater of actual individual performance or 80% of maximum individual performance opportunity.

RYDER

                                                   CHAIRMAN, PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
                                                   BONUS PLAN ADMINISTRATION
1994 INCENTIVE COMPENSATION PLAN                   PAGE 2


However, if the Company fails to verify incentive awards through a "Big 6" accounting firm, participants will receive 100% of their maximum company and individual performance opportunities based on actual time worked during the bonus year. The Company will be responsible for all legal fees and expenses which participants may reasonably incur in enforcing their rights under the plan in the event of a Change of Control of the Company.

Should a Change of Control occur during 1994, participants will receive instructions regarding the collection of incentive awards.

BONUS ELIGIBILITY ON TERMINATION

Participants leaving the Company under any conditions other than those outlined in the Eligibility or Change of Control sections of this plan are not eligible for bonus awards for the bonus year in which they leave, nor are they eligible for awards for the preceding bonus year, if such awards have not yet been distributed.

BONUS PAYMENT

Shortly after the end of the calendar year and after considering the recommendations of the Administrators of the plan, the full Board of Directors of RSI will, in its sole discretion, determine the participants, if any, who will receive bonus awards and the amounts of such awards. Bonus award payments will be distributed to eligible participants following such Board approval and subsequent to certification of consolidated financial statements by an independent auditor.

BONUS FUNDING

Accruals for the CEO and all discretionary awards are excluded from funding limitations.

Bonus payout maximums are limited by the lower of the total earned opportunity provided under the plan or the amount of the accrual. Should the accrual not provide for bonus allotments under the plan, proration will be effected at the discretion of the Board of Directors of RSI. Unused monies may not be carried forward for subsequent bonus years.

DISCRETIONARY AWARDS

With the approval of the Board of Directors of RSI, the Administrators of this plan have the authority to grant discretionary bonus awards to enhance the award of the participant of this plan. Discretionary awards are not subject to funding limitations.

AMENDMENTS

The Board of Directors of RSI reviews RSI's, its subsidiaries' and affiliates' incentive compensation plans annually to ensure equitability both within the Company, and in relation to current economic conditions. THE BOARD OF DIRECTORS RESERVES THE RIGHT TO AMEND, SUSPEND, TERMINATE OR MAKE EXCEPTIONS TO THIS PLAN AT ANY TIME.